SEASONS SERIES TRUST
(Class B Shares)

Supplement to the Prospectus dated December 29, 2000

The following supplements the information with respect to the INTERNATIONAL EQUITY PORTFOLIO in the Prospectus:

	Lord, Abbett & Co. ("Lord Abbett") serves as a subadviser to a portion of the International Equity Portfolio (the "Portfolio"). Pursuant to the terms of the sub-subadvisory agreement between Lord Abbett and Fuji-Lord Abbett,
International Limited ("Fuji-Lord Abbett"), and subject to the review and oversight of SunAmerica Asset Management Corp. and Lord Abbett, Fuji-Lord Abbett currently performs the investment management responsibilities for Lord Abbett's portion of the Portfolio. On May 1, 2001, Lord Abbett provided Fuji-Lord
Abbett with notice of termination of the sub-subadvisory agreement effective with the close of business on May 31, 2001. As of June 1, 2001, Lord Abbett's international portfolio management team will assume the investment management responsibilities for Lord Abbett's portion of the Portfolio.

Lord Abbett's international portfolio management team is headed by Ms. Ingrid Holm. Ms Holm joined Lord Abbett as the senior member of the international portfolio management team in February 2001. From October 2000 to February 2001, she was an international portfolio manager at Batterymarch Financial Management, Inc. And from June 1987 to May 2000, she was a global equity portfolio manager at Prudential Insurance Company of America.






Dated:	May 31, 2001